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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 30, 2004


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                 333-113636                                   20-0842986
-------------------------------               ------------------------                   ---------------------------
 (STATE OR OTHER JURISDICTION                       (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                                                 10179
-------------------------------                                                          ---------------------------
    (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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





Item 9.01(c).         Financial Statements, Pro Forma Financial Information and
                      Exhibits.
                      ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of November 1, 2004, among Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, as depositor, EMC Mortgage Corporation, a Delaware corporation, as seller and as company, Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator and U.S. Bank National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                            BEAR STEARNS ASSET BACKED
                                                       SECURITIES I LLC


                                                       By: /s/ Baron Silverstein
                                                           ---------------------
                                                       Name:   Baron Silverstein
                                                       Title:  Vice President


Dated: December 14, 2004

                                  EXHIBIT INDEX


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
                               Item 601 (a) of              Sequentially
Exhibit                        Regulation S-K               Numbered
Number                         Exhibit No.                  Description                         Page
------                         -----------                  -----------                         ----
1                              4                            Pooling and Servicing Agreement     5
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